CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the interim  report of Deja Foods, Inc. (the "Company") on Form 10-QSB for the six months ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Fox, acting in the capacity as the Chief Executive Officer of the Company, and I, Barry S. Baer, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David Fox

     David Fox

     Chief Executive Officer

     October 23, 2007

/s/ Barry S. Baer

     Barry S. Baer

     Chief Financial Officer

     October 23, 2007